'                                              File No. 333-31085


               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


         FIRST TRUST TAX-EXEMPT TRUST, SERIES 11
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.       CHAPMAN AND CUTLER
          Attn:  James A. Bowen      Attn:  Eric F. Fess
          1001 Warrenville Road      111 West Monroe Street
          Lisle, Illinois  60532     Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 1999
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

                   FIRST TRUST TAX-EXEMPT TRUST, SERIES 11
                  Colorado Insured Series 9 - 249,289 Units
                  National Insured Series 4 - 256,809 Units
                   Oregon Insured Series 6 - 207,227 Units

PROSPECTUS - Part One
Dated June 29, 1999

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two of this Prospectus.

In the opinion of counsel, interest income to the Trusts and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes. Capital gains, if any, are subject to Federal and state tax.

The Trusts

First Trust Tax-Exempt Trust, Series 11 (the "Fund") consists of the underlying unit investment trusts set forth above (each a "Trust", and collectively, the "Trusts"). Each Trust consists of a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the states, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and to the extent indicated from state and local income taxes under existing law. At February 28, 1999, each Unit represented a 1/249,289, 1/256,809 and 1/207,227 undivided interest for Colorado Insured Series 9 ("Colorado Insured"), National Insured Series 4 ("National Insured"), and Oregon Insured Series 6 ("Oregon Insured"), respectively, in the principal and net income of each Trust (see "The Trusts" in Part Two of this Prospectus).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Distributor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Distributor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 5.50% of the Public Offering Price for each Trust (5.820% of the amount invested). At February 28, 1999, the Public Offering Price per Unit was $10.23, $10.35 and $10.22 for Colorado Insured, National Insured, and Oregon Insured, respectively (see "Public Offering" in Part Two of this Prospectus).

    Please retain all parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   SPONSOR

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders as of February 28, 1999, was 4.59%, 4.80% and 4.56% for Colorado Insured, National Insured and Oregon Insured, respectively. Estimated Long-Term Return to Unit holders as of February 28, 1999, was 4.36%, 4.39% and 4.22% for Colorado Insured, National Insured and Oregon Insured, respectively. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated by using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and the estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two of this Prospectus.

                   First Trust Tax-Exempt Trust, Series 11
           Summary of Essential Information As of February 28, 1999
                        Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank



                                             Colorado    National     Oregon
                                             Insured     Insured     Insured
                                             Series 9    Series 4    Series 6

Principal Amount (Par Value) of Bonds     $2,240,000    $2,495,000  $2,020,000
Number of Units                              249,289       256,809     207,227
Fractional Undivided Interest in the
 Trust per Unit                            1/249,289     1/256,809   1/207,227
Principal Amount (Par Value) of Bonds
 per Unit (1)                                 $9.708        $9.715      $9.748
Public Offering Price:
 Net Assets                               $2,410,066    $2,512,785  $2,001,594
 Net Asset Value per Unit                      $9.67         $9.78       $9.66
 Sales Charge 5.50% (5.820% of the Net
   Asset Value) per Unit (2)                    $.56          $.57        $.56
 Public Offering Price per Unit (2)(3)        $10.23        $10.35      $10.22
Redemption Price per Unit (3)(4)               $9.67         $9.78       $9.66
Excess of Public Offering Price per
 Unit Over Redemption Price per Unit            $.56          $.57        $.56

Minimum Value of the Trust under which
 Trust Agreement may be terminated          $491,000      $621,000    $412,000

Minimum Principal Distribution                                 $.01 per Unit
First Settlement Date                                          July 22, 1997
Mandatory Termination Date                                 December 31, 2046
Calculation of Estimated Net Annual
    Unit Income:
 Estimated Annual Interest Income
   per Unit                                 $.497419      $.513931    $.497522
 Less: Estimated Annual Expense
   per Unit                                 $.027427      $.017011    $.031082
                                            ________      ________    ________
 Estimated Net Annual Interest Income
   per Unit                                 $.469992      $.496920    $.466440
Estimated Normal Monthly Distribution
 per Unit (5)                               $.039166      $.041410    $.038870
Estimated Daily Rate of Net Interest
 Accrual per Unit                           $.001306      $.001380    $.001296
Estimated Current Return Based
 on Public Offering Price (2)(5)(6)            4.59%         4.80%       4.56%
Estimated Long-Term Return (2)(5)(6)           4.36%         4.39%       4.22%
Trustee's Initial Annual Fee per $1,000
 Principal Amount of Bonds                     $1.26         $1.26       $1.26
Evaluator's Fee per Evaluation                 $8.00         $8.00       $8.00
Sponsor's Annual Fee per Unit                $.00300       $.00300     $.00300
Record Dates:  First day of each month
Distribution Dates:  Fifteenth day of
 each month

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading of the New York Stock Exchange (normally 4:00 P.M. Eastern Standard Time) on days of trading next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

(1) Because certain of the Securities in certain Trusts may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms, there is no guarantee that the value of each Unit at the respective Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering-General" in Part Two of this Prospectus.

(3) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering-Public Market" in Part Two of this Prospectus.

(4) See "Rights of Unitholders-Redemption of Units" in Part Two of this Prospectus.

(5) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with the changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-term Return reflects the estimated date and amount of principal return while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price.

                        Report of Independent Auditors


To the Unitholders of
First Trust Tax-Exempt Trust, Series 11:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Trust Tax-Exempt Trust, Series 11 (the "Fund") (comprised of Colorado Insured Series 9, National Insured Series 4, and Oregon Insured Series 6 (the "Trusts")) as of February 28, 1999, and the related statements of operations and changes in net assets for the year then ended and for the period July 17, 1997 (Initial Date of Deposit) to February 28, 1998. These financial statements are the responsibility of the Fund's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Trusts constituting the First Trust Tax-Exempt Trust, Series 11 at February 28, 1999, and the results of their operations and changes in their net assets for the year then ended and for the period July 17, 1997 (Initial Date of Deposit) to February 28, 1998, in conformity with generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

Chicago, Illinois
June 4, 1999

                          COLORADO INSURED SERIES 9
                           SCHEDULE OF INVESTMENTS
                              February 28, 1999


                Aggregate
                Principal                                               Coupon Rate      Redemption        Market
Ratings (1)      Amount                Security Description            and Maturity     Features (2)        Value

                             (Percentage of each investment category relates to total investments)
                             MUNICIPAL BONDS (100.0%):
                             General Obligation (29.7%):
AAA              $250,000    Douglas County School District,
                              Number Re.1, Douglas and Elbert County,
                              Colorado, General Obligation Refunding                   2006 @ 101
                              Bonds, Series 1996, (MBIA Insured)#      5.125% @ 2016   2007 @ 100 S.F.      $251,295

AAA               240,000    Gunnison Watershed School District
                              No. Re 1J Gunnison and Saguache
                              Counties, Colorado General Obligation
                              Bonds, Series 1995, (MBIA Insured)#       5.00% @ 2015    2006 @ 101           240,000

AAA               225,000    Highlands Ranch Metropolitan District
                              No. 2, Douglas County, Colorado,
                              General Obligation Refunding Bonds,
                              Series 1996, (Capital Guaranty                          2006 @ 101
                              Insured)#                                5.00% @ 2016   2007 @ 100 S.F.        225,000
                                                                                                          __________
                                                                                                             716,295
                                                                                                          __________
                             Housing Revenue (2.0%):
AAA               105,000    El Paso County, Colorado, Single Family
                              Mortgage Revenue Bonds, 1984 Series A,
                              (Investors Mtg. Ins. Insured)# *         0.00% @ 2015                           48,024

                             Power Authority Revenue (14.3%):
AAA               350,000    City of Colorado Springs, Colorado,
                              Utilities System Improvements and
                              Refunding Revenue Bonds, Series 1994A
                              (Connie Lee Insured)#                    5.125% @ 2023   2004 @ 100             344,907

                             Transportation Revenue (21.6%):
AAA               500,000    City and County of Denver, Colorado,
                              Airport System Revenue Bonds,                           2005 @ 102
                              Series 1995A, (MBIA Insured)#            5.60% @ 2020   2007 @ 100 S.F.        520,905

                             Water & Sewer Revenue (32.4%):
AAA               250,000    Colorado Water Resources and Power
                              Development Authority, Small Water                      2007 @ 101
                              Resources Revenue Bonds (FGIC Insured)   5.60% @ 2017   2013 @ 100 S.F.        263,130

AAA               500,000    WideField Water and Sanitation District,
                              El Paso County, Colorado, Water and
                              Sewer Revenue Refunding and Improvement                 2007 @ 102
                              Bonds, Series 1997A (MBIA Insured)#      5.60% @ 2026   2009 @ 100 S.F.        520,855
                                                                                                          __________
                                                                                                             783,985
               __________                                                                                 __________
               $2,420,000    Total Cost ($2,368,631)                                                      $2,414,116
               ==========                                                                                 ==========

See Accompanying Notes to Financial Statements.

                          NATIONAL INSURED SERIES 4
                           SCHEDULE OF INVESTMENTS
                              February 28, 1999

                Aggregate
                Principal                                               Coupon Rate      Redemption        Market
Ratings (1)      Amount                Security Description            and Maturity     Features (2)        Value

                             (Percentage of each investment category relates to total investments)
                            MUNICIPAL BONDS (100.0%):

                            General Obligation (10.2%):
AAA              $250,000   The School District of Philadelphia,
                             Pennsylvania, General Obligation Bonds,                 2005 @ 101
                              Series B of 1995 (AMBAC Insured)#       5.50% @ 2025   2007 @ 100 S.F.       $256,992

AAA                         Higher Education  Revenue (30.6%):
                  750,000   District of Columbia, Revenue Bonds,
                             Association of American Medical College                 2007 @ 102
                             Issues, Series 1997A (AMBAC Insured)#    5.375% @ 2027  2009 @ 100 S.F.        769,575

AAA                         Hospital  Revenue (10.4%):
                  250,000   Spartanburg County (South Carolina) Health
                             Services District, Inc., Hospital                       2007 @ 102
                             Revenue Bonds, Series 1997A (MBIA        5.50% @ 2027   2009 @ 100 S.F.        260,822
                             Insured)#

                            Housing Revenue (0.2%):
AAA                10,000   El Paso County, Colorado, Single Family
                             Mortgage Revenue Bonds, 1984 Series A,
                             (Investors Mtg. Ins. Insured)# *         0.00% @ 2015                            4,153

                            Transportation Revenue (16.1%):
AAA               150,000   City of Chicago, Illinois, Chicago Midway
                             Airport System Revenue Bonds, 1996                      2007 @ 101
                             Series A, (MBIA Insured)                 5.50% @ 2029   2009 @ 100 S.F.        155,754

AAA               240,000   City of Chicago, Illinois, Skyway Toll
                             Bridge Revenue Bonds, Series 1996,                      2007 @ 102
                             (MBIA Insured)#                          5.50% @ 2023   2017 @ 100 S.F.        249,586
                                                                                                         __________
                                                                                                            405,340
                                                                                                         __________
                            Water & Sewer Revenue (10.3%):
AAA               250,000   New York City, Municipal Water Finance
                             Authority, Water and Sewer System
                             Revenue Bonds, Fiscal 1997 Series B,                    2007 @ 101
                             (MBIA Insured)                           5.50% @ 2027   2008 @ 100             260,110

                            Other Revenue (22.2%):
AAA               515,000   City of Grand Forks, North Dakota Sales
                             Tax Revenue Bonds (The Aurora Project),                 2007 @ 100
                             Series 1997A (MBIA Insured)#             5.625% @ 2029  2017 @ 100 S.F.        534,168

AAA                80,000   Metropolitan Pier and Exposition
                             Authority (Illinois) McCormick Place
                             Expansion Project Bonds, Series 1992A,
                             (FGIC Insured)# *                        0.00% @ 2020                           24,954
                                                                                                          __________
                                                                                                             559,122
               __________                                                                                 __________
               $2,495,000   Total Cost ($2,427,880)                                                       $2,516,114
               ==========                                                                                 ==========

See Accompanying Notes to Financial Statements.

                           OREGON INSURED SERIES 6
                           SCHEDULE OF INVESTMENTS
                              February 28, 1999


                Aggregate
                Principal                                               Coupon Rate      Redemption        Market
Ratings (1)      Amount                Security Description            and Maturity     Features (2)        Value

                             (Percentage of each investment category relates to total investments)
                             MUNICIPAL BONDS (100.0%):

                             General Obligation  (25.4%):
AAA              $500,000    Multnomah County Drainage District No. 1,
                              Multnomah County, Oregon, General
                              Obligation Assessment Bonds,
                              Series 1997 (MBIA Insured)#              5.25% @ 2017   2007 @ 100            $510,435

                             Higher Education  Revenue (26.4%)
AAA               500,000    Oregon Health Sciences University,
                              Insured Revenue Bonds, 1995 Series A,                   2006 @ 102
                              (MBIA Insured)#                          5.25% @ 2028   2008 @ 100 S.F.        507,325

AAA                80,000    Oregon Health Sciences University,
                              Insured Revenue Bonds, 1995 Series B,
                              (MBIA Insured)# *                        0.00% @ 2021                           24,033
                                                                                                          __________
                                                                                                             531,358
                                                                                                          __________
                             Water & Sewer Revenue (35.0%)
AAA               210,000     City of Beaverton, Oregon, Water Revenue
                              Bonds, Series 1997, (FGIC Insured)#      5.25% @ 2017   2007 @ 100             214,347

AAA               250,000    City of Molalla, Clackamas County,
                              Oregon, Water Revenue Bonds
                              Series 1997 (FSA Insured)#               5.20% @ 2017   2007 @ 100             254,415

AAA               230,000    City of Portland, Oregon, Sewer System
                              Revenue Bonds Series 1996 A,
                              (MBIA Insured)#                          5.25% @ 2016   2006 @ 100             234,839
                                                                                                          __________
                                                                                                             703,601
                                                                                                          __________
                             Other Revenue (13.2%)
AAA               250,000     State of Oregon, Department of
                              Administrative Services, Certificates
                              of Participation, 1997 Series A,                        2007 @ 101
                              (AMBAC Insured)#                         5.80% @ 2024   2008 @ 100 S.F.        264,720
               __________                                                                                 __________
               $2,020,000    Total Bonds (cost: $1,974,075)                                               $2,010,114
               ==========                                                                                 ==========

See Accompanying Notes to Financial Statements.

                   First Trust Tax-Exempt Trust, Series 11
                      Notes to Schedules of Investments
                              February 28, 1999


(1) All ratings (unaudited) are Standard & Poor's Corporation. As a result of the insurance related to each Bond, each Bond is rated "AAA" by Standard & Poor's .

(2) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds is initially redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption prior to maturity at the option of the issuer.

# Indicates bond was issued at either an original issue discount or purchased at a market discount.

* Indicates bond was purchased at a deep discount from the par value because there is little or no stated interest income thereon. Bonds which pay no interest are normally described as "zero coupon" bonds. Over the life of bonds purchased at a deep discount the value of such bonds will receive 100% of the principal amount thereof. To the extent that zero coupon bonds are sold or called prior to maturity, there is no guarantee that the value of the proceeds received therefrom by the Trust will equal or exceed the par value that would have been obtained at maturity of such zero coupon bonds.

      AMBAC - Insured by the AMBAC Indemnity Corporation
      Capital Guaranty - Insured by the Capital Guaranty Insurance Company Connie Lee - Insured by College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
      FSA - Insured by the Financial Security Assurance
      Investors Mtg. Ins. - Insured by the Investors Mortgage Insurance
      Company
      MBIA - Insured by the Municipal Bond Insurance Association

                   First Trust Tax-Exempt Trust, Series 11
                     Statements of Assets and Liabilities
                              February 28, 1999



                                           Colorado    National     Oregon
                                           Insured     Insured     Insured
                                           Series 9    Series 4    Series 6

Assets:
 Investments in securities, at market
  value (cost: $2,368,631, $2,427,880
  and $1,974,075, respectively)          $2,414,116   $2,516,114  $2,010,114
  Interest receivable                        33,273       28,243      20,442
 Receivable from investment
  transactions                                    -      201,482           -
                                         __________   __________  __________
       Total assets                       2,447,389    2,745,839   2,030,556

Liabilities:
  Accrued expenses payable                      247        3,202           -
  Accrued distributions payable               9,764       10,634       8,055
  Cash overdraft                             27,312      219,218      20,907
                                         __________   __________  __________
       Total liabilities                     37,323      233,054      28,962
                                         __________   __________  __________
Net Assets                               $2,410,066   $2,512,785  $2,001,594
                                         ==========   ==========  ==========

Net assets (units of fractional
    undivided interest outstanding:
    249,289, 256,809 and 207,227,
    respectively):
  Cost of Trust assets                   $2,368,631   $2,427,880  $1,974,075
  Less offering expenses (Note 1)           (5,600)     (11,030)     (5,600)
  Net unrealized appreciation of
    investments (Note 2)                     45,485       88,234      36,039
  Distributable funds (deficit)               1,550        7,701     (2,920)
                                         __________   __________  __________
Net assets                               $2,410,066   $2,512,785  $2,001,594
                                         ==========   ==========  ==========

Net asset value per unit                      $9.67        $9.78       $9.66
                                         ==========   ==========  ==========

See Accompanying Notes to Financial Statements.

                   First Trust Tax-Exempt Trust, Series 11
                           Statements of Operations



                             Colorado Insured Series 9 National Insured Series 4  Oregon Insured Series 6
                                          Period from                Period from               Period from
                             Year ended     July 17,    Year ended    July 17,    Year ended    July 17,
                              Feb. 28,       1997*       Feb. 28,       1997*      Feb. 28,       1997*
                                1999      to Feb. 28,      1999      to Feb. 28,     1999      to Feb. 28,
                                              1998                      1998                      1998

Investment income, interest    $125,637      $76,484      $160,921      $100,679     $104,768      $63,985

Expenses:
 Trustee fees and expenses        3,366        1,818         2,485         2,415        1,210        1,453
 Evaluator fees                   2,050        1,083         2,050         1,083        2,050        1,083
 Audit fees                       1,000          608         1,000           608        1,000          608
 Sponsor fees                       758          461           958           583          635          387
                               ________     ________      ________      ________     ________      _______
Total expenses                    7,174        3,970         6,493         4,689        4,895        3,531
                               ________     ________      ________      ________     ________      _______
Investment income - net         118,463       72,514       154,428        95,990       99,873       60,454

Net gain (loss) on
      investments:
 Net realized gain (loss)           540            -        17,000             -          393            -
 Net change in unrealized
   appreciation                   4,296       41,189        43,031        45,203       10,503       25,536
                               ________     ________      ________      ________     ________      _______
 Net gain on investments          4,836       41,189        60,031        45,203       10,896       25,536
                               ________     ________      ________      ________     ________      _______
Net increase in net assets
 resulting from operations     $123,299     $113,703      $214,459      $141,193     $110,769      $85,990
                               ========     ========      ========      ========     ========      =======
*Commencement of operations.

See Accompanying Notes to Financial Statements.

                   First Trust Tax-Exempt Trust, Series 11
                     Statements of Changes in Net Assets



                            Colorado Insured Series 9 National Insured Series 4   Oregon Insured Series 6
                                          Period from               Period from                Period from
                             Year ended    July 17,    Year ended    July 17,     Year ended    July 17,
                              Feb. 28,       1997*      Feb. 28,       1997*       Feb. 28,       1997*
                                1999      to Feb. 28,     1999      to Feb. 28,      1999      to Feb. 28,
                                             1998                      1998                       1998

Operations:
 Net investment income         $118,463      $72,514     $154,428      $95,990      $99,873       $60,454
 Net realized gain (loss)           540            -       17,000            -          393
 Net change in unrealized
   appreciation                   4,296       41,189       43,031       45,203       10,503        25,536
                             __________   __________   __________   __________   __________    __________

      Net increase in net
       assets resulting
       from operations          123,299      113,703      214,459      141,193      110,769        85,990

Distributions to
   unitholders from
   (Note 4):
 Investment income - net      (118,843)     (72,514)    (151,730)     (95,990)     (98,676)      (60,454)
                             __________   __________   __________   __________   __________    __________
      Total distributions     (118,843)     (72,514)    (151,730)     (95,990)     (98,676)      (60,454)

Unit redemptions (3,390,
   62,682 and 4,600 units,
   respectively):
 Principal portion             (32,946)            -    (620,947)            -     (44,885)             -
 Net interest accrued              (63)            -      (1,602)            -         (75)             -
                             __________   __________   __________   __________   __________    __________
                               (33,009)            -    (622,549)            -     (44,960)             -

Less: Offering expenses
 (Note 1):                            -      (5,600)            -     (11,030)            -       (5,600)
                             __________   __________   __________   __________   __________    __________
Total increase (decrease)in
net   assets                   (28,553)       35,589    (559,820)       34,173     (32,867)        19,936

Net assets:
 Beginning of period          2,438,619    2,403,030    3,072,605    3,038,432    2,034,461     2,014,525
                             __________   __________   __________   __________   __________    __________
 End of period               $2,410,066   $2,438,619   $2,512,785   $3,072,605   $2,001,594    $2,034,461
                             ==========   ==========   ==========   ==========   ==========    ==========
*Commencement of operations.

See Accompanying Notes to Financial Statements.

                   First Trust Tax-Exempt Trust, Series 11
                        Notes to Financial Statements
                              February 28, 1999


First Trust Tax-Exempt Trust, Series 11 (the "Fund") (formerly Delaware-Voyageur Tax-Exempt Trust, Series 11) consists of three separate unit investment trusts: Colorado Insured Series 9 ("Colorado Insured"), National Insured Series 4 ("National Insured"), and Oregon Insured Series 6 ("Oregon Insured") (collectively referred to as the "Trusts"). The Fund was organized on July 17, 1997 and is registered under the Investment Company Act of 1940.

1.  Significant Accounting Policies

Security Valuation -

The market value of securities is determined by the Evaluator (a) on the basis of current bid prices for the bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluating, quoting, or appraising comparable bonds; or (d) by any combination of the above.

Federal Income Taxes -

No provisions for income taxes have been made because the Trusts are not associations taxable as corporations for federal income tax purposes. Each unitholder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of net investment income and securities gains or losses, if any.

Organization and Offering Costs -

Organization and offering costs, including the costs of preparing the initial registration statement, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolios and the initial fees and expenses of the Trustee were charged against principal at the end of each Trust's initial offering period.

Other -
The financial statements of the Fund are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. For financial reporting purposes, cost of the bonds reflect no amortization or accretion of bond premium or discount.

2.  Investments

At February 28, 1999, the unrealized market appreciation was as follows:

                                         Colorado   National    Oregon
                                         Insured    Insured    Insured

      Gross unrealized appreciation       $45,485    $88,234   $36,039
      Gross unrealized depreciation             -          -         -
                                          _______    _______   _______
      Net unrealized appreciation         $45,485    $88,234   $36,039
                                          =======    =======   =======

3.  Trust Expenses

Each Trust pays trustee fees, evaluator fees, sponsor fees and various out-of-pocket expenses.

The Chase Manhattan Bank serves as Trustee and receives a monthly fee based on $1.26 per $1,000 principal amount of bonds outstanding as of the first day of such month plus out-of-pocket expenses for each Trust.

Effective December 8, 1998, Nike Securities L.P. ("Nike") succeeded Delaware Capital Management, Inc. as Sponsor of the Trusts and First Trust Advisors L.P. ("First Trust"), an affiliate of Nike, provides portfolio supervision services to each Trust. Effective January 15, 1999, First Trust succeeded Muller Data Corporation as Evaluator. The sponsor and evaluator fees were unchanged.

The Evaluator receives an $8.00 fee per evaluation for each Trust.

The Sponsor receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.003 per unit on an annual basis for each Trust.

4.  Selected Data

Selected data for a unit of the Trust outstanding throughout each period follows:

                            Colorado Insured Series 9 National Insured Series 4   Oregon Insured Series 6
                                          Period from               Period from                Period from
                             Year ended    July 17,    Year ended    July 17,     Year ended    July 17,
                              Feb. 28,       1997*      Feb. 28,       1997*       Feb. 28,       1997*
                                1999      to Feb. 28,     1999      to Feb. 28,      1999      to Feb. 28,
                                             1998                      1998                       1998
Interest income                 $.50         $.30          $.51         $.32          $.50         $.30
Expenses                        (.03)        (.02)         (.02)        (.02)         (.02)        (.02)
                               _____        _____         _____        _____         _____        _____
Net investment income            .47          .28           .49          .30           .48          .28
Income distributions            (.47)        (.28)         (.49)        (.30)         (.47)        (.28)
                               _____        _____         _____        _____         _____        _____
                                   -            -             -            -           .01            -

Offering expenses                  -        (.02)             -        (.03)             -        (.03)
Net gain (loss) on               .02          .16           .16          .14           .05          .12
investments
                               _____        _____         _____        _____         _____        _____
Increase in net asset value      .02          .14           .16          .11           .06          .09
Net asset value, beginning
 of period                      9.65         9.51          9.62         9.51          9.60         9.51
                               _____        _____         _____        _____         _____        _____
Net asset value, end of
 period                        $9.67        $9.65         $9.78        $9.62         $9.66        $9.60
                               =====        =====         =====        =====         =====        =====

*Commencement of operations.


                    FIRST TRUST TAX-EXEMPT TRUST, SERIES 6


                                   Part One
              Must Be Accompanied By Part Two of this Prospectus

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  Sponsor:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532

                  Trustee:          The Chase Manhattan Bank
                                    4 New York Plaza
                                    New York, New York  10004-2413

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

The Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                    FIRST TRUST TAX-EXEMPT TRUST SERIES

PROSPECTUS                                 PART TWO OF THIS PROSPECTUS
Part Two                                        MAY NOT BE DISTRIBUTED
June 30, 1999                                         WITHOUT PART ONE

The Fund. First Trust Tax-Exempt Trust Series (the "Fund") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "Trusts." Territorial Insured Series and National Insured Series are referred to herein as the "Insured National Trusts," while Arizona Insured Series, Colorado Insured Series, Minnesota Insured Series, Oregon Insured Series and Pennsylvania Insured Series are collectively referred to herein as the "Insured State Trusts." Collectively, the Insured National Trusts and Insured State Trusts may be referred to herein as the "Insured Trusts." Because not all of the Bonds in certain Territorial Series and the New Mexico Series are insured, certain Territorial Series are not Insured National Trusts and the New Mexico Series are not Insured State Trusts. Uninsured Territorial Series and Insured National Trusts, collectively, may be referenced to herein as the "National Trusts." New Mexico Series and the Insured State Trusts, collectively, may be referred to herein as the "State Trusts." Each Trust consists of interest-bearing obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof, the interest on which is, with certain exceptions, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law (the "Bonds"). In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state where the issuers of Bonds in such State Trust are located. Investors should consult their tax advisers to determine the extent to which such interest income is exempt from taxation in their state of residence. Capital gains, if any, are subject to Federal and state tax. All Bonds in the Insured Trusts have insurance guaranteeing the payments of principal and interest, when due, or are escrowed to maturity. All such insurance remains effective so long as the Bonds are outstanding. It should be noted that the insurance relates only to the Bonds in an Insured Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance or escrow, the Bonds of each Insured Trust are rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and/or "Aaa" by Moody's Investors Service, Inc. ("Moody's"). Both Standard & Poor's and Moody's have indicated that their respective rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds in the Insured Trusts." No representation is made as to any insurer's ability to meet its commitments. NO INSURANCE POLICY HAS BEEN OBTAINED FOR ANY OF THE BONDS IN CERTAIN TERRITORIAL SERIES AND THE NEW MEXICO SERIES; HOWEVER, CERTAIN OF THE BONDS CONTAINED THEREIN MAY BE INSURED. Certain of the

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Bonds in certain of the Trusts may have been acquired at prices which resulted in such Bonds being purchased at a discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of such Bonds at maturity, redemption or sale and their purchase price at a discount (plus earned original issue discount) may constitute taxable ordinary income with respect to a Unitholder who is not a dealer with respect to his Units.

UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE
PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

Investment Objectives of the Fund. The objectives of the Fund are income exempt from Federal income tax and, in the case of the State Trusts, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts. There is, of course, no guarantee that the Trusts will achieve their objectives. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations.

Public Offering Price. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in such Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in each Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return and Estimated Long-Term Return to Unitholders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "Estimated Current Return and Estimated Long-Term Return."

Distributions. Unitholders will receive distributions on a monthly basis. See "Rights of Unitholders-Distributions of Interest and Principal." Record dates will be the first day of each month.
Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

Market for Units. Although not obligated to do so, the Sponsor, Nike Securities L.P. (the "Sponsor"), intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unitholders-Redemption of Units").

Reinvestment Option. Unitholders have the opportunity to have their distributions reinvested into an open-end management investment company as described herein. See "Rights of Unitholder-Reinvestment Option."

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a Bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts-Risk Factors" for the applicable Trust and "Risk Factors."

THE FUND

General. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information" in Part One of this Prospectus, among Nike
Securities L.P. as Sponsor, First Trust Advisors L.P., as Evaluator, and The Chase Manhattan Bank, as Trustee.

The Fund consists of separate unit investment trusts, each having a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. All issuers of Bonds in a State Trust are located in the State for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of counsel, the related interest earned on such Bonds is exempt to the extent indicated from state and local taxes of such state or territory. In addition, in the case of a National Trust, interest income may also be exempt from certain state and local taxes for residents of various states. Illinois, Indiana, Virginia and Washington residents may only purchase Units of a National Trust by this Prospectus.

Each Unit represents the fractional undivided interest in each Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

In the event a Bond is sold or redeemed from a Trust or matures in accordance with its terms, the estimated net annual interest income per Unit for the Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unitholders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the affected Trust.

INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION

The objectives of the Trusts are to provide interest income exempt from Federal income tax and, in the case of a State Trust, Federal and state income tax and to conserve capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Trusts will achieve their objectives. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the issuer of such Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in such Insured Trust from one of several insurance companies (the "Insurers"). Certain Bonds may be escrowed to maturity. No representation is made as to any Insurer's ability to meet its commitments. All Bonds insured by an Insurer receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's. All Bonds selected for an uninsured Trust were rated in no case less than "BBB" by Standard & Poor's or "Baa" by Moody's. See "Description of Bond Ratings." No portfolio insurance has been obtained by the Sponsor for Bonds contained in certain uninsured Territorial Series and the New Mexico Series.

In selecting Bonds for the Trusts the following factors, among others, were considered by the Sponsor: (i) either the Standard & Poor's rating of the securities was in no case less than AAA in the case of the Insured Trusts and BBB in the case of the uninsured Trusts, or the Moody's rating of the Securities was in no case less than Aaa in the case of the Insured Trusts and Baa in the case of the uninsured Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trusts, (ii) whether the Bonds are insured by an Insurer in the case of an Insured Trust, (iii) the prices of the Bonds relative to other bonds of comparable quality and maturity and (iv) the diversification of Bonds as to purpose of issue and location of issuer, (v) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to a Trust's Initial
Date of Deposit, a Bond may cease to be rated or its rating may be reduced below either the applicable Standard & Poor's or Moody's ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bonds. See "Trust Administration-Portfolio Administration."

THE TRUSTS

Risk Factors Specific to Arizona. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 1999. After climbing by 6.2% in 1994, during which the State's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, and growth of 4.7% through November 1998 which ranked Arizona #1 in the nation for nonagricultural job growth through that period. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and 4.6% in 1998. The unemployment rate was around 4.0% for 1998 and has remained around 3.6% in early 1999, but is expected to increase throughout 1999. Arizona's unemployment compares with a national rate of 4.9% in 1997 and 4.5% in 1998.

Arizona ranked third in the nation in personal income growth during 1991-
96. Personal income grew 7.2% in 1997 and 1998 and is expected to grow by 7.8% in 1999. This compares with personal income growth of 5.6% in 1997 and 5.1% 1998 nationally.

Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the State. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

Population, because of continued employment growth, will record above-average growth rates. Population grew 3.2% in 1996, 2.7% in 1997 and 2.5% in 1998, which compares to national population growth of 1% over the same periods.

Budgetary Process. Although Arizona's fiscal year runs from July 1st of one year to June 30th of the next year, the Legislature adopts 2-year budgets. During the 1999 session, the Legislature will consider Fiscal Year 2000-2001.

The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From Fiscal Year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs).

Revenues and Expenditures. The General Fund closed Fiscal Year 1998 with a $525.8 million ending balance and the Executive plan for Fiscal Year 1999 anticipates a $60.8 million balance. Overall, Fiscal Year 1998 revenues totaled $5.745 billion. Corporate income tax revenue declined by 10%, from $600 million in Fiscal Year 1997 to $528 million in Fiscal Year 1998. Individual income tax revenues grew by 8.2% from Fiscal Year 1997 to Fiscal Year 1998. Expenditures for Fiscal Year 1998 totaled $5.219 billion.

The current forecast for Fiscal Year 1999 revenue is $5.960 billion and expenditures of $5.90 billion, leaving a balance of $60 million.. The major revenue source, transaction privilege taxes, is forecast to produce $2.547 billion for Fiscal Year 1999. Overall, General Fund revenues will grow modestly, including 4% in Fiscal Year 1999 and 5.7% in Fiscal Year 2000. The 1999 rate of growth reflects the impact of the $120 million tax reduction program passed in 1998, and the 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted. After spending $2.926 billion on education in Fiscal Year 1998, the Executive fiscal plan for Fiscal Year 1999 increases education spending to $3.405 billion.

For Fiscal Biennium 2000-2001, the Executive is recommending a base operating budget of $5.7 billion and $6.03 billion, respectively. The majority of recommended expenditures for Fiscal Biennium 2000-20001 are in education. A projected ending balance of $26.9 million and $4.7 million is expected for Fiscal Biennium 2000-2001. By the end of Fiscal Year 2001, the Budget Stabilization Fund balance is estimated to reach $425 million, or 7.08% of revenues. The Medical Services Stabilization Fund, by the end of Fiscal Year 2001 is estimated to reach $100.8 million, and the Temporary Assistance Stabilization Fund $59.7 million.

Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not effect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

Although many of the Bonds in the Trust may be revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Trust is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trust to pay interest on or principal of the Bonds. This information has not been independently verified.

Arizona State Taxation. For a discussion of the Federal tax status of income earned on Arizona Trust Units, see "Tax Status."

The assets of the Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the
"State"), its political subdivisions and authorities (the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that:
(i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Arizona law as of the date of this Prospectus and based upon the assumptions set forth above:

          1. For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

          2. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

          3. To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

          4. Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona trust, if later.

          5. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductibility of interest.

          6. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Colorado. Based on data published by the Colorado Department of Labor and Employment, total wage and salary employment in 1997 was 1,977,000 (seasonally adjusted). This was an increase of 76,600 from 1996. Services and trade were the number one and two largest growing industries in Colorado in 1997, followed by the finance, insurance, and real estate sector. Construction was the fourth largest source of employment growth in 1997.

The annual average unemployment rate in Colorado from 1994 to 1996 remained stable at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. Colorado's job growth rate increased 4.0% in 1997, an increase from the 3.6% growth rate in 1996. In comparison, the job growth rate for the United States in 1996 and 1997 was 2.0% and 2.3%, respectively. Total nonagricultural employment in Colorado is expected to increase 3.9% in 1998.

Personal income rose 7.2% in Colorado during 1997 as compared with 5.8% for the nation as a whole. In 1998, Colorado's personal income is expected to increase 6.7%, outpacing the nation's 1998 estimated rate of 5.4%.

The year 1998 will look much like 1997. There will be some slowing of population, housing starts and employment, but the outlook is still strong.

Restrictions on Appropriations and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance is $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. Based on June 12, 1998 estimates, the 1998 fiscal year ending General Fund balance is expected to be $823.6 million, or $646.6 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval;
(ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

According to the Colorado Economic Perspective, Fourth Quarter, FY 1997-98, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year are limited to 5.5% over expenditures during the 1997 fiscal year. The 1997 fiscal year is the base year for calculating the limitation for the 1998 fiscal year. The limitation for the 1999 fiscal year is 5.3%, based on inflation of 3.3% and population growth of 2.0% during 1997. For the 1997 fiscal year, General Fund revenues totaled $4,639.9 million and program revenues (cash funds) totaled $2,007.7 million, resulting in total base revenues of $6,647.6 million. Expenditures for the 1998 fiscal year, therefore, cannot exceed $6,866.6 million. The 1998 fiscal year General Fund and program revenues (cash funds) are expected to total $7,395.4 million, or $528.8 million more than expenditures allowed under the spending limitation. This will be the second time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. A measure was placed on the November 1998 ballot to deal with the excess revenue in fiscal year 1998. The measure proposed spending the excess revenue either $200 million per year or $1 billion for five years for highway construction and repair, K-12, safety needs, and higher education building. The Economic Report estimates that the limit will be breached by $494.1 million in fiscal year 1998-99.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996 and $514.1 million in fiscal year 1997. The fiscal year 1998 ending General Fund balance (before reserves) is projected at $823.6 million.

Revenues for the fiscal year ending June 30, 1997, showed Colorado's general fund increasing after a slowdown in 1996. Revenues grew by $410.7 million to $4,679.4 million, a 9.6% increase from 1996. This figure was higher than the fiscal year 1996 pace of 6.8%. General Fund revenues exceeded expenditures by $145.0 million. The turnaround in fiscal year 1997 came as a result of surging corporate, use and individual income taxes, which rose 15.3%, 11.0% and 12.6%, respectively.

For fiscal year 1997, the following tax categories generated the following respective revenue percentages of the State's $4,679.4 million total gross receipts: individual income taxes represented 55% of gross fiscal year 1997 receipts; sales, use and excise taxes represented 30.5% of gross fiscal year 1997 receipts; and corporate income taxes represented 5.1% of gross fiscal year 1997 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1998 are not expected to be significantly different from fiscal year 1997 percentages.

For fiscal year 1998, General Fund revenues are projected at $5,339.7 million. Revenue growth is expected to increase 14.1% over FY 1997 actual revenues. General fund expenditures are estimated at $4,733.7 million. The ending General Fund balance for fiscal year 1998, after reserve set-asides, is $646.6 million.

State Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

Colorado State Taxation. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Colorado Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law as of the date of this Prospectus and based upon the assumptions set forth above:

          1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

          2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

          (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

          (ii) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

          (iii) Any proceeds paid under individual policies obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

          (iv) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

          (v) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

          (vi) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers.

Prospective investors should consult with their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Minnesota. The State of Minnesota economy is one of the strongest and most diverse in the nation, exhibiting a balance of industries and solid expansion. In fact, the state's job growth in nonfarm employment outpaced the nation's by about 60% between 1989 and 1998. Rapidly growing industries including business services, motion pictures and air transportation, as well as continued expansion in the state's more traditional industries, have contributed to this performance.

Minnesota's economy continued to outperform national averages during 1998. Overall payroll employment increased 2.9% in 1998, up from 1997's 1.6% growth, to total over 2.6 million jobs. High technology industries, including printing and publishing, health and medical devices, and computer components and software are flourishing. Manufacturing, transportation, trade and services experienced moderate growth, in the 2% to 3.5% range, as Minnesota's manufactured exports increased rapidly. During 1997 the state's top three export industries-industrial machinery, scientific instrument and electronic equipment-accounted for about 60% ($5.8 billion) of Minnesota's total manufactured exports. The fastest growing sectors in terms of employment, however, were construction with 8.6% growth and the finance, insurance and real estate
(FIRE) sector, which enjoyed employment gains of 6.0% during 1998. During the 1990s, Minnesota's FIRE sector has grown approximately six times faster than the national average.

Agriculture is another important factor of the Minnesota economy. During 1997, the state exported over $2.6 billion worth of agricultural products. Among the state's most important products are sugar beets, soybeans, corn, wheat, oats, peas, turkeys and cheese. During 1998, reduced Asian demand and good harvests sent farm prices below the break-even point for many crop and livestock farmers, causing farm income for Minnesota grain producers to hit the lowest levels since the mid-1980s. The state's farmers are expected to face another difficult year in 1999. Problems in Brazil will allow Minnesota to take a larger share of the world soybean market, but soybean prices are likely to remain at or near their 20-year lows. Livestock and poultry farmers will benefit from lower grain prices, but current market prices for hogs and turkeys will continue to be depressed.

The annual unemployment rate in Minnesota has been below the national rate every year since 1985. During 1998, the state's average unemployment rate dropped to 2.5% from 3.3% a year earlier, resting two full percentage points below the U.S. rate. Nationally, the average unemployment rate during 1998 was 4.5%. In conjunction with its low unemployment rate, Minnesota boasts the highest labor participation rate (75%) in the nation. Accordingly, investors should note that future economic growth may be hampered by shortages in skilled workers.

Minnesota's per capita income growth has also outpaced the nation's during the 1990s. While population has been stable in 1998 with less than 1% growth (4.7 million), personal income has risen rapidly. The state averaged 4.1% gains in per capita personal income during 1998, following 6.3% growth in 1997. Minnesota's per capita personal income level is now $26,295, almost 104% of the U.S. rate ($25,298).

Personal income in Minnesota is forecast to grow by 4.7% during 1999, slightly above the average rate forecast for the nation. Wage and salary income growth, however, is projected to lag behind the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Forecasts for 1999 show Minnesota experiencing continued growth, particularly in high-tech industries and business services. Despite a projected national slump in manufacturing, the state's manufacturing sector is expected to rise much as it has in the past when national manufacturing employment shrinks. Overall nonfarm employment is projected to rise 2.1% during 1999.

Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The 1998-99 biennium began on July 1, 1997. Net general fund revenues for the current biennium are expected to total $22.5 billion, 1.3% more than the amount forecast shortly after the mid-point of the biennium. Of this amount, $10.7 billion in receipts were collected during Fiscal Year 1998. The individual income tax represents the largest portion of these collections (44%), while the state sales tax generates another 30%.

During Fiscal Year 1999, income tax revenues are expected to grow 8.2% and sales tax revenues are projected to increase by 5.0%, bringing total projected revenues to $11.9 billion. The larger than expected increase in income tax revenues are due to strong wage gains, as well as rapidly increasing capital gains payments. The $22.5 billion in estimated revenues for the FY 1998-99 biennium represents 14.9% growth over the previous biennium's revenues.

The February 1999 expenditure forecast for the FY 1998-99 biennium totals $21.7 billion. Minor decreases in K-12 education, health care, family support and other major local assistance estimates, combined with slightly higher costs for property tax aid and state agency spending, account for the increases in spending over originally budgeted amounts. The largest area for appropriations continues to be education, representing 31.9% of overall spending (or 43% when post-secondary education is included). Another 14.4% is spent on health care, while 11.9% is used for property tax credits.

The ending balance for FY 1998-99 is projected to be $910 million. As of the end of FY 1998, Minnesota had nearly $1 billion in general fund reserves, including a $350 million Cash Flow Account and a Budget
Reserve Fund of $613 million. Minnesota's Budget Reserve is the 6th largest in the nation, while the reserve as a percentage of expenditures ranks 10th largest. At the end of the current biennium, the Budget
Reserve Fund is projected to reach $963 million or 5.4% of appropriations.

On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in estimated revenues to the state of $6.1 billion over the next 25 years. A small portion ($202 million) of the settlement has been set aside by the courts for specific purposes, but the balance is to be deposited into the state's general fund as non-dedicated revenues. The payments have the following components: (1) Annual payments to the state's general reserve fund start with a $114.8 million deposit in FY 2000. This amount increases annually, will reach $204 million during FY 2004, and will continue in perpetuity; and (2) One-time settlement payments begin in FY 1999 and will end in FY 2003. Those payments, totaling $1.3 billion, will be $461 million during FY 1999, $242 million during FY 2001-03, and $121 million in FY 2003.

Total current resources for the FY 2000-01 biennium are forecast to reach $25.4 billion, 11.1% higher than the current biennium. Of this amount, the income tax is expected to generate $5.8 million (up 13%) and $6.1 million (up 5.7%) during FY 2000 and FY 2001, respectively. The unusually high growth rate in the income tax during the first part of the biennium is attributable to the impact of the property tax rebate program on net income tax receipts during the FY 1998-99 biennium. Those rebates have reduced that biennium's income tax by a total of $886 million. Without the rebates, the total increase in FY 2000-01 receipts would be only 10.9%. Total expenditures for the biennium are projected at $22.5 million, a 4.1% increase over the FY 1998-99 biennium.

Debt Management. Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation.

For the FY 1998-99 biennium, operating transfers to the Debt Service Fund total $545 million. The state issued $531 million of new general obligation bonds during FY 1998, and $184.8 million of general obligation bonds were redeemed, leaving an outstanding balance of $2.51 billion in general obligation debt as of June 30, 1998. General obligation bonds authorized but unissued as of June 30, 1998 were $940.2 million.

Ratings. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates State of Minnesota general obligation bonds as AAA. In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

Minnesota State Taxation. For a discussion of the Federal tax status of income earned on Minnesota Trust Units, see "Tax Status."

Counsel to the Minnesota Trust understands that the Minnesota Trust would only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds and (iii) proceeds paid under certain insurance policies issued to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota law as of the date of this Prospectus and based upon the assumptions set forth above:

          1. The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

          2. Income on the Bonds, excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust, and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder, will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

          3. To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

          4. Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

          5. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

          6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

          7. To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to New Mexico. The following brief summary regarding the economy of New Mexico is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the New Mexico Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

General Economic Conditions. Economic Outlook. After slowing down significantly in 1996, economic growth in New Mexico appears to have stabilized at a relatively slow growth rate. Nonagricultural employment growth has been about 1.6% per quarter on an annualized basis. Personal income growth appears to have stabilized at just over 4.0%. Wage and salary disbursements have grown by about 3.5% per year since mid-1996.

Major industries in the State are energy resources, services, construction, trade, tourism, agriculture-agribusiness, manufacturing, mining and government. From 1995-96, the value of construction contracts increased 4.9% to $2.2 billion. In 1996, the total of gas and oil sales was $4.45 billion, a dramatic increase of 41% from 1995. In 1995, the value of mineral production (i.e., crude petroleum, natural gas, uranium and coal) was approximately $4.9 billion, with figures showing an increase for 1996. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

The State has a thriving tourist industry which has slowed since 1995. In 1996, there were approximately 2.18 million visits to national parks and about 5.0 million visits to State parks. According to the New Mexico Department of Labor, the State's tourist industry generated about $2.1 billion in revenue and more than 66,000 jobs. Total gross receipts for hotels and other lodging places increased 3.4% in 1996, compared with a 1.4% decrease in 1995. Yet visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 3.1% in 1996.

Agriculture is a major part of the State's economy, producing an estimated $1.468 billion in 1996. This was a 3.8% increase from 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Livestock receipts increased 2.8% from 1995-96, to $991 million. This was after a 3.0% decrease from 1994-95 due to significant declines in prices for beef cattle and calves. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa, hay, wheat, chile peppers, cotton, fruits and pecans. Crop revenues in 1996 rose 5.7% to $478 million. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots and commercial slaughter plants.

New Mexico economic growth has definitely slowed since 1995. Nonagricultural employment growth was only 1.8% in 1997 and 1.7% in 1996, following growth rates of 3.8% in 1995, 5.0% in 1994 and 4.1% in 1993. Causes for the slowdown can be traced to developments in several sectors of the economy. Construction, particularly, has been an important factor. After an increase of 6.0% in 1995, construction employment declined 3.2% in 1996 and an additional 1.2% in 1997 due to the completion of numerous large construction projects and public works projects funded by the 1994 New Mexico Legislature, as well as a large drop in housing construction. In addition, the finance, insurance and real estate sector lost 0.3% of its jobs during 1997, after a strong increase of 4.7% in 1996. New Mexico's manufacturing suffered one of the largest decreases in the country during 1997, with a 0.4% drop in employment. In the trade sector, a weak tourism year and slow growth in real disposable income resulted in a small trade employment growth of only 0.9% during 1996, the lowest since 1991, although employment in this sector improved slightly during 1997 with 1.4% growth.

In 1997, employment in services increased by 2.6%. According to the New Mexico Department of Labor, service occupations will continue to experience the highest growth rates through 2006, with food service and preparation occupations accounting for almost half of all new jobs in this sector. During 1996, services, usually the fastest growing sector in the economy, managed only a 2.0% employment increase. This sector was significantly affected by a reclassification of employees of enterprises owned by Indian tribes and tribal governments from services and other sectors to the local government sector. Without this reclassification, the 1996 growth rate would have been close to 4.5%.

Employment in the government sector and the combined transportation and public utilities sectors both experienced 2.5% growth during 1997. Among all the states, the growth rate of the government sector in New Mexico was the 8th largest. This substantial increase stands in contrast to significant drops in government employment during the previous two years, including a 3.3% decrease in federal employment during 1996 due in large part to layoffs at Los Alamos National Lab and the switchover from F-111 to F-16 aircraft at Cannon Air Force Base in Clovis which cost the State more than 1,000 jobs. At the State level, government employment dropped 1.7% during 1996 because of an austerity program implemented during that year.

In comparison to other states, New Mexico continues to rank low in terms of per capita personal income, despite growth in this area. The rapid growth of the State's population, at 14.2% from 1990-97 compared to only 7.6% for the nation, has had a negative impact on per capita personal income. New Mexico's 1996 per capita personal income of $18,814 was approximately 77% of the national figure ($24,426), and the State ranked 49th out of the fifty states and the District of Columbia. During 1997, per capita personal income in the State climbed by 4.1% to $19,587, moving New Mexico to a 48th place ranking. However, this gain is substantially lower than the increases in the 6.0% to 8.5% range from 1993 to 1995. The national growth rate in total personal income during 1997 was 5.7%.

After remaining stable at 6.3% in 1994 and 1995, New Mexico's unemployment rate was a very high 8.1% in 1996. During 1997, however, the State's unemployment rate averaged 6.2%. In comparison, the average national unemployment rate during 1997 was 4.9%. In March 1998, New Mexico's unemployment rate was recorded at 6.4%, the third highest in the nation.

The outlook for the New Mexico economy is for slow to moderate income and employment growth. Nonagricultural employment is projected to grow at about 1.7% through 1999. The fastest growing industries will be services and trade, with expansion expected in all sectors except mining. Personal income growth will be in the 4.0-4.5% range through 1999. Wages and salaries are expected to improve somewhat, reflecting tight labor markets nationwide. Finally, unemployment is expected to remain in the 6.5% range through 1999.

Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

For the Fiscal Year ending June 30, 1997, recurring revenue totaled $2.964 billion, an increase of 5.5% over the previous fiscal year. Total General Fund Revenue was $3.033 billion, up 10% from fiscal year 1996. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil.

Preliminary results for fiscal year 1998 show recurring appropriations at $2.999 billion, up 4.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1997 were $85.2 million, and are estimated at $4.4 million for fiscal year 1998. The net transfer necessary from the operating reserve was $15.2 million and is within the $30 million transfer authority authorized by the 1996 legislature.

The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $231.6 million. Without the risk reserve, balances would be $95.4 million. The fiscal year 1997 balance in the operating reserve was $80.8 million, or only 2.7% of fiscal year 1997 total revenue.

Disaster allotments from the appropriation contingency fund totaled $5.1 million, and the ending balance in the appropriation contingency fund is $9.4 million.

General Fund recurring revenue is projected to reach $3.08 billion in fiscal year 1998, a 4.0% increase over fiscal year 1997. When nonrecurring revenue is included, total General Fund receipts will reach $3.13 billion of recurring revenue and $3.14 billion total revenue, increases of 1.5% and 0.3%, respectively. Current and projected growth in recurring revenue is slow when compared to the 1993 and 1995 period. Slow growth is largely attributable to declines in severance-related taxes and declines in revenue from rents and royalties. Lower natural gas and oil prices are responsible for stagnation in severance-related taxes which are expected to grow only 0.9% in fiscal year 1998 and decline by 13.7% in fiscal year 1999. Gross receipts taxes will grow in fiscal year 1998 by 5.0% and income taxes will increase by 7.4%. The growth in income taxes is augmented by increased capital gains realizations due to new federal legislation. Nonrecurring revenue will decline 37.5% in fiscal year 1998 and an additional 79.1% in fiscal year 1999. Fiscal year 1997 nonrecurring revenue was attributable to new estimated payments required for personal income tax purposes. Fiscal year 1998 nonrecurring revenue includes higher than usual reversions in the Medicaid program thanks to significant cost savings.

Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1997, the total amount outstanding on General Obligation Bonds was $247,313,874. Of this amount, $42,018,874 is in interest.

The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1997 in the principal amount of $64,825,000 are authorized by the 1996 Capital Projects General Obligation Bond Act (the "Act") passed by the State Legislature in 1996, have been approved by the voters in a Statewide election in November 1996 and will be issued pursuant to a resolution of the State Board of Finance. General obligation bond recommendations for fiscal year 1998-99 total $83.3 million. Of this amount, $72.1 million is for public and higher education facilities, and $11.2 million is for Statewide projects.

Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1997, the total amount outstanding on Severance Tax Bonds was $444,723,257. Of this amount, $58,953,257 is in interest.

The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies. Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1997 is $66,176,318 and $47,067,458, respectively. Total amount of principal and interest outstanding as of June 30, 1997 for the Series 1997-A Refunding Bonds is $68,515,621. The Severance Tax Bond recommendation for the 1998 session totals $140 million. Of this amount, $68.6 million is for public and higher education facilities, $12.7 million is for adult corrections projects and facility purchase and $58.7 million is for other Statewide projects.

Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $181.6 million in fiscal year 1997 and are projected at $183.3 million for 1998.

Bond Ratings. Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the New Mexico Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the New Mexico Trust to pay interest on or principal of the Bonds.

New Mexico State Taxation. For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Tax Status."

The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matter, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the New Mexico income taxes applicable to individuals and corporation (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing New Mexico law as of the date of this Prospectus and based upon the assumptions set forth above:

          1. The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

          2. Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax Regulations.

          3. To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is exempt from state taxes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

          4. Each Unitholder will recognize gain or loss for New Mexico State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

          5. The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. Prospective investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for the purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Oregon. General Economic Conditions. Oregon's December 1997 forecast issued by the Department of Administrative Services predicts that downside risks have increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Yet, there is most likely to be a continuation of the modest deceleration that has taken place during 1997. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers, along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors will translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

A pattern of slowing growth is expected for both personal income and employment. Total nonfarm wage and salary employment is projected to increase 3.5% for 1997, down from 4.0% in 1996. Job growth is expected to slow further to 2.6% in 1998. Personal income will grow a projected 6.7% for 1997 and 5.6% for 1998, down from 7.0% growth in 1996. The state's population is forecast to increase 1.6% in 1998, up slightly from an estimated 1.5% in 1997.

Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of November 1997, Oregon's unemployment rate was 5.3% while the U.S. unemployment rate was 4.6%.

The statewide timber harvest is expected to be 4.0 billion board feet for both 1997 and 1998, a slight increase from 3.932 billion board feet in 1996. The 1996 statewide timber harvest was a decrease of 8.9% from 1995. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium. Revenue exceeded the May estimate by $187.7 million.

General Fund revenue is projected to be $8,477.4 million for the 1997-99 biennium. The beginning balance is estimated to be $794.2 million for a total General Fund resource estimate of $9,271.6 million. The December 1997-99 General Fund revenue estimate is $42.9 million higher than the September 1997 forecast. It is $252.4 million higher than the Close of Session (COS) estimate.

The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims have been filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and
Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

Each of Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), Moody's Investors Service and Standard & Poor's Ratings Group has assigned their municipal bond ratings of "AA," "Aa2" and "AA" respectively.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

Oregon State Taxation. For a discussion of the Federal tax status of income earned on Oregon Trust Units, see "Tax Status."

The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law as of the date of this Prospectus and based on the assumptions set forth above:

          1. The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

          2. Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

          3. To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to

48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section
1403, such interest will not be subject to the Oregon Personal Income Tax;

          4. Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

          5. The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon law. Ownership of the Units may result in collateral Oregon tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

Risk Factors Specific to Pennsylvania. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

Economic Outlook. The Commonwealth of Pennsylvania historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of the Commonwealth's economy diversified as the coal, steel and railroad industries began to decline. A more diversified economy is necessary as the traditionally strong industries in the Commonwealth decline due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

The strong growth experienced in Pennsylvania in 1997 was unanticipated and did not continue at such a high level during 1998. Nevertheless, the Commonwealth is still enjoying its longest period of economic growth, most sectors have created new jobs, and unemployment rates are comparable to the national average.

Although service producing employment is gaining ground in Pennsylvania, goods producing employment is declining steadily. The combination of these two factors resulted in a 1.1% drop in overall employment during 1998, after a 1.4% gain in 1997. The service sector gained about 60,000 in 1998, further increasing the share of non-manufacturing employment in the state to approximately 83%. Construction employment also experienced strong growth, due in part to unseasonably mild weather conditions during the year. Manufacturing payrolls as a whole grew by 0.9% in 1998, but several large durable and nondurable goods producing industries continued to suffer losses, including metal production, industrial machinery, transportation equipment, apparel and textiles, and paper products.

Despite employment losses, Pennsylvania's unemployment rate dropped during 1998, due in part to a 0.1% decline in the state's population of 12 million. The population loss is almost wholly depended on rapid outward migration by Pennsylvania's residents to other states. During 1998, Pennsylvania posted an annual unemployment rate of 4.6% (4.5% in the U.S. as a whole), with the state's unemployment rate recorded as low as 3.8% during the course of the year. The 1998 rate is the first time unemployment in Pennsylvania has fallen below 5.0% since 1989.

Personal income growth in Pennsylvania slowed a bit in 1997 but still equals the national growth rate. The state's per capita personal income rose 4.7% to $25,678. This average is 102% of the U.S. average of $25,298, giving Pennsylvania a 17th place ranking among all the states.

Pennsylvania's economy is projected to continue its expansion during 1999, but at a slower rate than the national economy. Gains in the stock market will cause personal income to continue rising, but overall employment will be stagnant, with continued losses in durable and nondurable manufacturing.

Revenues and Expenditures. Financial information for the principal operating funds of the Commonwealth of Pennsylvania is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

At the end of fiscal year 1998 (ending June 30, 1998), the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $488.7 million in the General Fund, up 21.4% from a budgetary basis fund balance of $402.7 million in FY 1997. The FY 1998 fund balance resulted from total revenue collections of $27.8 billion less appropriation authorizations totaling $25.9 billion, less other net financing uses equaling $1.3 billion. The appropriation authorizations, which grew only 0.1% in FY 1998, include $13.6 billion for public health and welfare and $7.7 billion for education. General Fund revenues, more than 70% of which are generated from taxes, increased by 6.3% over FY 1997 figures.

Like most other states, Pennsylvania maintains a Tax Stabilization ("rainy day") Fund to ensure against depressed revenues during future economic crises. During FY 1998, a record $209.5 million was transferred into the fund, including a one time $150 million transfer above the annual deposit. Currently, the minimum annual contribution to the Tax Stabilization Fund is 15% of the General Fund's closing balance. At the end of FY 1998, the Tax Stabilization Fund's balance surpassed $675 million.

Although Pennsylvania ranks 49th among the 50 states in the number of state employees per capita, the Commonwealth plans to reduce salaried positions by approximately 1,000 during 1999 in order to hold down the cost of government operations. Total General Fund spending of $17.99 billion is budgeted for FY 1999, up 4.4% from the prior fiscal year. Also included in the FY 1999 enacted budget is $221.8 million in tax reductions, including a drop in the capital stock and franchise tax as well as an increase in the income limit for eligibility for tax forgiveness which is expected to benefit about 400,000 residents.

General Fund revenues are projected to grow more slowly than FY 1999 appropriations, gaining 4.2% to total $17.95 billion. Pennsylvania's unreserved/undesignated General Fund balance at the end of FY 1999 is estimated to be $52.2 million. With the $54 million projected transfer at the end of FY 99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $725 million, more than eleven times the $66 million balance at the end of FY 95.

More than $273 million in tax reductions are proposed in the FY 2000 budget. Including the reductions, General Fund revenues are estimated to grow to $18.65 billion, while appropriations of $18.63 billion are anticipated. A General Fund closing balance of $22 million is anticipated for the end of FY 2000, leaving $3 million for transfer to the Tax Stabilization Fund.

Debt Management. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.

In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4.8 billion. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.

In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.

The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1997 population of 1.48 million according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.

The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.

Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa3 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Standard & Poor's rating on City of Philadelphia general obligation bonds is BBB, and Moody's rating is Baa2. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Pennsylvania State Taxation. For a discussion of the Federal tax status of income earned on Pennsylvania Trust Units, see "Tax Status."

We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania Trust (the "Pennsylvania Trust") and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be,
(ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

          1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

          2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate

Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

          3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

          4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

          5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

          6. Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

          7. A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

          8. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

          9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Risk Factors Specific to Puerto Rico. Economic activity Puerto Rico increased again during 1998. The growth in Puerto Rico's gross domestic product (GDP) was 3%, with an additional 2.7% growth expected in 1999. The main driving force behind this growth was manufacturing, Puerto Rico's largest and most quickly developing economic sector, accounting for more than 55% of the territory's GDP during 1998. Manufacturing exports have increased more than 35% during the past five years to $23.4 billion in 1998, due in part to increasing emphasis on rebuilding Puerto Rico's infrastructure, including the upcoming renovation of the Port of San Juan.

Puerto Rico's unemployment, although at relatively low historical levels, remains above the average for the United States. Average total employment increased from 1.01 million in 1993 to 1.14 million in 1998, with 11.4% growth during this five-year period. Non-farm employment (not seasonally adjusted) for January 1999 reached 1,158,138, its highest recorded level. The average unemployment rate decreased from 17.0% in 1993 to 13.3% in 1998 and dropped further to 12.7% in March 1999. The U.S. average in 1998 was 4.5%.

The territory has experienced $1.9 billion in general fund revenue growth during the past five years, totaling a $1.9 billion increase between fiscal 1994 and fiscal 1998. During fiscal 1998, more than 67% of Puerto Rico's $5.9 billion in general fund receipts were due to the income tax, with excise taxes accounting for another 22%. Long-term debt for the territory reached $14.7 billion at the end of fiscal 1998 (ended June 30, 1998). Outstanding general obligation debt accounted for $4.8 billion of this amount, while revenue bonds represents $5.2 billion.

Federal Taxation. For a discussion of the Federal tax status of income earned on Territorial Trust Units, see "Tax Status."

EQUIVALENT TAXABLE ESTIMATED CURRENT RETURNS

As of the date of this Prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published Federal and State (if applicable) tax rates scheduled to be in effect in 1999. This table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State rate falls within a Federal bracket, the highest State rate corresponding to the highest income within that federal bracket is used. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The table does not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following table for those individuals who have adjusted gross incomes in excess of $126,600. The table does not reflect the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

                                    ARIZONA TAX EQUIVALENT TABLE*
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$0-25.75                         18.2%      5.50%   6.11%    6.72%    7.33%   7.95%    8.56%    9.17%
                $  0-43.05       17.7%      5.47    6.08     6.68     7.29    7.90     8.51     9.11
 25.75-62.45      43.05-104.05   31.4%      6.56    7.29     8.02     8.75    9.48    10.20    10.93
 62.45-130.25    104.05-158.55   34.3%      6.85    7.61     8.37     9.13    9.89    10.65    11.42
                 158.55-283.15   39.0%      7.38    8.20     9.02     9.84   10.66    11.48    12.30
130.25-283.15                    39.2%      7.40    8.22     9.05     9.87   10.69    11.51    12.34
Over 283.15     Over 283.15      42.6%      7.84    8.71     9.58    10.45   11.32    12.20    13.07

* Please note that the tax rates shown do not reflect the deductibility of Arizona state income taxes in computing Arizona income subject to tax.

                                     COLORADO TAX EQUIVALENT TABLE*
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       19.3       5.58%   6.20%   6.82%     7.43%   8.05%    8.67%   9.29%
  25.75-62.45     43.05-104.05   31.6%      6.58    7.31    8.04      8.77    9.50    10.23   10.96
  62.45-130.25   104.05-158.55   34.5%      6.87    7.63    8.40      9.16    9.92    10.69   11.45
 130.25-283.15   158.55-283.15   39.2%      7.40    8.22    9.05      9.87   10.69    11.51   12.34
Over 283.15     Over 283.15      42.6%      7.84    8.71    9.58     10.45   11.32    12.20   13.07

* Please note that tax table does not reflect possible reductions in the State tax rates that may occur if there are excess state revenues and voters have not authorized the state to retain and spend all or a portion of such excess revenues.

                                       MINNESOTA TAX EQUIVALENT TABLE
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       21.2%      5.71%   6.35    6.98%     7.61%   8.25%    8.88%   9.52%
  25.75-62.45     43.05-104.05   33.8%      6.80    7.55    8.31      9.06    9.82    10.57   11.33
  62.45-130.25   104.05-158.55   36.5%      7.09    7.87    8.66      9.45   10.24    11.02   11.81
 130.25-283.15   158.55-283.15   41.1%      7.64    8.49    9.34     10.19   11.04    11.88   12.73
Over 283.15     Over 283.15      44.4%      8.09    8.99    9.89     10.79   11.69    12.59   13.49


                                       NATIONAL TAX EQUIVALENT TABLE
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       15.0%      5.29%   5.88%   6.47%    7.06%    7.65%    8.24%   8.82%
  25.75-62.45     43.05-104.05   28.0       6.25    6.94    7.64     8.33     9.03     9.72   10.42
  62.45-130.25   104.05-158.55   31.0       6.52    7.25    7.97     8.70     9.42    10.14   10.87
 130.25-283.15   158.55-283.15   36.0       7.03    7.81    8.59     9.38    10.16    10.94   11.72
Over 283.15     Over 283.15      39.6       7.45    8.28    9.11     9.93    10.76    11.59   12.42

                                        NEW MEXICO TAX EQUIVALENT TABLE*
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75                       20.1%      5.63%   6.26%   6.88%     7.51%   8.14%    8.76%   9.39%
                $  0-43.05       21.0       5.70    6.33    6.96      7.59    8.23     8.86    9.49
  25.75-62.45                    33.7       6.79    7.54    8.30      9.05    9.80    10.56   11.31
                  43.05-104.05   33.9       6.81    7.56    8.32      9.08    9.83    10.59   11.35
  62.45-130.25   104.05-158.55   36.7       7.11    7.90    8.69      9.48   10.27    11.06   11.85
 130.25-283.15   158.55-283.15   41.2       7.65    8.50    9.35     10.20   11.05    11.90   12.76
Over 283.15     Over 283.15      44.6       8.12    9.03    9.93     10.83   11.73    12.64   13.54

* Please note that the tax rates shown do not reflect the deductibility of New Mexico state income taxes in computing New Mexico income subject to tax.

                                           OREGON TAX EQUIVALENT TABLE
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       22.7%      5.82%   6.47%    7.12%    7.76%   8.41%    9.06%   9.70%
  25.75-62.45     43.05-104.05   34.5       6.87    7.63     8.40     9.16    9.92    10.69   11.45
  62.45-130.25   104.05-158.55   37.2       7.17    7.96     8.76     9.55   10.35    11.15   11.94
 130.25-283.15   158.55-283.15   41.8       7.73    8.59     9.45    10.31   11.17    12.03   12.89
Over 283.15     Over 283.15      45.0       8.18    9.09    10.00    10.91   11.82    12.73   13.64

___________
*The State tax brackets are those for 1998. The 1999 brackets may be indexed by cost-of-living adjustment.

                                       PENNSYLVANIA TAX EQUIVALENT TABLE
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       17.4%      5.45%   6.05%   6.66%     7.26%   7.87%    8.47%   9.08%
  25.75-62.45     43.05-104.05   30.0       6.43    7.14    7.86      8.57    9.29    10.00   10.71
  62.45-130.25   104.05-158.55   32.9       6.71    7.45    8.20      8.94    9.69    10.43   11.18
 130.25-283.15   158.55-283.15   37.8       7.23    8.04    8.84      9.65   10.45    11.25   12.06
Over 283.15     Over 283.15      41.3       7.67    8.52    9.37     10.22   11.07    11.93   12.78

                                         TERRITORIAL TAX EQUIVALENT TABLE
Taxable Income
($1,000's)                                  Tax-Exempt Estimated Current Return
______________________                      ________________________________________________________
Single          Joint            Tax        4-1/2%  5%      5-1/2%   6%      6-1/2%   7%      7-1/2%
Return          Return           Bracket    Equivalent Taxable Estimated Current Return
______          ______           _______    _____   _____   ______   _____   ______   _____   ______
$  0-25.75      $  0-43.05       15.0%      5.29%   5.88%   6.47%    7.06%    7.65%    8.24%   8.82%
  25.75-62.45     43.05-104.05   28.0       6.25    6.94    7.64     8.33     9.03     9.72   10.42
  62.45-130.25   104.05-158.55   31.0       6.52    7.25    7.97     8.70     9.42    10.14   10.87
 130.25-283.15   158.55-283.15   36.0       7.03    7.81    8.59     9.38    10.16    10.94   11.72
Over 283.15     Over 283.15      39.6       7.45    8.28    9.11     9.93    10.76    11.59   12.42

___________
*The table reflects the Federal tax rate and does not reflect any effect that Puerto Rico taxes may have in determining the taxable equivalent yield for residents of Puerto Rico.


Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond. See footnote (6) in "The Trusts-Notes to Schedules of Investments" in Part One of this Prospectus.

Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the affected Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of a Trust or in case a Trust is terminated. See "Trust Administration-Portfolio Administration" and "Trust Administration-Amendment or Termination." See "The Trusts-Schedule of Investments" in Part One of this Prospectus for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in certain of the Trusts may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with any housing bonds held by the Fund, the Sponsor at the Initial Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in certain of the Trusts may be health care revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Certain of the Bonds in certain of the Trusts may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be industrial revenue bonds ("IRBs"). In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

Like other investment companies, financial and business organizations and individuals around the world, a Trust could be adversely affected if the computer systems used by the Sponsor, Evaluator or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Bonds contained in the Trusts.

To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and applicable state income taxation. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Redemptions of Bonds. Certain of the Bonds in certain of the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds, an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus for each Trust and the "Notes to Schedules of Investments" in Part One of this Prospectus.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

As of the date indicated in "Summary of Essential Financial Information" in Part One of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated therein. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust
Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while

Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TRUST OPERATING EXPENSES

Compensation of Sponsor, Nike Securities L.P., which acts as Sponsor, will receive a fee for providing supervisory services as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. The Sponsor may also be reimbursed for bookkeeping and administrative services in amounts which will not exceed the amounts set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. With respect to fees payable to the Sponsor for providing portfolio supervision, and bookkeeping and administrative services to the Trusts, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount paid to the Sponsor for providing such services rendered to all unit investment trusts sponsored by the Sponsor or its affiliates in any calendar year exceed the aggregate cost to the Sponsor and its affiliates of supplying such services in such year. The foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

Evaluator's Fee. For its services, the Evaluator will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Evaluator's fees are payable in monthly installments. The Evaluator's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

Trustee's Fee. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in a Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders-Reports Provided" and "Trust Administration."

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders,
(v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unitholders upon termination of a Trust.

The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trust or Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS

Insurance guaranteeing prompt payment of interest and principal, when due, on all the Bonds in the Insured Trusts in the Fund has been obtained by the Sponsor or by the issuers or underwriters of such Bonds. Although no insurance has been obtained on the Bonds in the uninsured Trusts, certain of the Bonds in the uninsured Trusts may be insured.

An Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy, the Insurer will unconditionally guarantee to the holders or owners of the Insured Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due, but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that its insurance policies do not insure the payment of principal or interest on bonds which are not required to be paid by the issuer thereof because the bonds were not validly issued. However, as indicated under "Tax Status," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Trusts. Each Insurer's policy also does not insure against non-payment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. Such policies are not covered by the Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the date of deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

Standard & Poor's rates all new issues insured by an Insurer "AAA Prime Grade." Moody's rates all bond issues insured by an Insurer "Aaa." These ratings independently reflect each company's current assessment of the creditworthiness of each Insurer and its ability to pay claims on its policies of insurance. See "Investment Objectives and Portfolio Selection." Any further explanation as to the significance of either rating may be obtained only from the company which issued the respective rating. Neither rating is a recommendation to buy, sell or hold the Bonds, and such rating may be subject to revision or withdrawal at any time by the respective issuer. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Bonds.

Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

TAX STATUS

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which issuers of such Bonds are located, from State income taxes and certain State or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Fund proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this prospectus:

          1. Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status for Federal income tax purposes when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

          2. Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Unit. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller), and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various nonrecognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost. Unitholders should consult their own tax advisors with regard to the calculation of basis.; and

          3. Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the Insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "1993 Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. Legislation has been proposed that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1998 and before January 1, 2010. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

The Internal Revenue Service Restructuring and Return Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders should consult their tax advisors regarding the potential effect of this provision on their investment in Units.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference.

In general, Section 86 of the Code, provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

FOR A DISCUSSION OF THE STATE TAX STATUS OF INCOME EARNED ON UNITS OF A TRUST, SEE "THE TRUSTS-STATE TAXATION" FOR THE APPLICABLE TRUST. EXCEPT AS NOTED THEREIN, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in each Trust and includes a sales charge of 5.5% of the Public Offering Price (5.820% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries, related companies to the Sponsor and a registered representative purchasing for such representative's personal account may purchase Units of the Trusts without a sales charge in the secondary offering period.

Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering-Unit Distribution."

Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is noninterest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

As indicated above, the price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 5.820% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 5.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised the value of the underlying Bonds as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days on which the New York Stock Exchange is open (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on each such day. Orders received by the Trustee or the Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

The Public Offering Price per Unit is based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from .35%-1% more than the bid price of such Bonds.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units in the secondary market equal to 4.0% of the Public Offering Price per Unit.

As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in a Trust and includes a sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

At various times, the Sponsor may implement programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders-Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Ownership of Units. Ownership of Units of any Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Unitholder's broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unitholders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.01 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth portion of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all for any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemption of Units by the Trustee.

Reinvestment Option. Unitholders of the Trusts may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund in the Delaware Investments Family of Mutual Funds which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder should obtain a prospectus for the respective Reinvestment Fund by writing to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia,
Pennsylvania 19103, or by phone at 800-362-7500.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the next end of a "business day," as defined in the Reinvestment Fund's prospectus.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund.

A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders of such Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Bonds) and the percentage of such amount by states and territories in which the issuers of such Bonds are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal
Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, 4 New York Plaza, 6th Floor, New York, New York 10004-2413 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 800-682-7520, available 9:00 a.m. to 5:00 p.m. EST any business day.

Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information" in Part One of this Prospectus, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Bonds in the Trust involved at the time of redemption.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in each Trust, as of the close of trading on the New York Stock Exchange (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and
(iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust.

The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering-Offering Price."

The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unitholders. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Bonds from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any obligations other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unitholders, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unitholders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds then held in such Trust and shall deduct from the rinds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his or her share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

-  The First Trust Combined Series
-  FT Series (formerly known as The First Trust Special Situations Trust)
-  The First Trust Insured Corporate Trust
-  The First Trust of Insured Municipal Bonds
-  The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $25 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1998, the total partners' capital of Nike Securities L.P. was $18,506,548 (audited).

This information refers only to the Sponsor and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Evaluator. The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information. However, the Evaluator will not be liable to the Trustee, Sponsor or Unitholders for errors in judgment.

Trustee. The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by each Trust to, every Unitholder of each Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders-Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Trusts.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

Experts. The financial statements of each Trust as of the date presented in Part One of this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report therein appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

__________________
* As published by the ratings companies.

The ratings are based, in varying degrees, on the following considerations:

          I         Likelihood of default-capacity and willingness of
the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.       Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

_________________
** Bonds insured by Financial Guaranty Insurance Company, Ambac
Assurance Corporation (formerly, AMBAC Indemnity Corporation), Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact. On credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Bonds insured by Financial Guaranty Insurance Company, Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation), Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                              __________________

                              TABLE OF CONTENTS

TITLE                                                            PAGE

THE FUND                                                            3
INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION                       4
THE TRUSTS                                                          5
   Arizona Trusts                                                   5
   Colorado Trusts                                                  8
   Minnesota Trusts                                                14
   New Mexico Trusts                                               19
   Oregon Trusts                                                   25
   Pennsylvania Trusts                                             30
EQUIVALENT TAXABLE ESTIMATED CURRENT RETURNS                       37
ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN            46
TRUST OPERATING EXPENSES                                           47
INSURANCE ON THE BONDS IN THE INSURED TRUSTS                       48
TAX STATUS                                                         49
PUBLIC OFFERING                                                    54
RIGHTS OF UNITHOLDERS                                              56
TRUST ADMINISTRATION                                               61
OTHER MATTERS                                                      65
DESCRIPTION OF BOND RATINGS                                        65

                              __________________

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                                   PROSPECTUS
                               __________________

                                  June 30, 1999

                                PROSPECTUS PART TWO

                                    FIRST TRUST
                              TAX-EXEMPT TRUST SERIES

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors


                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Trust Tax-Exempt Trust, Series 11, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 30, 1999.

                           FIRST TRUST TAX-EXEMPT TRUST,
                              SERIES 11
                                   (Registrant)
                           By NIKE SECURITIES L.P.
                                   (Depositor)


                           By Robert M. Porcellino
                                 Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

Robert D. Van Kampen    Director of        )
                      Nike Securities      )
                        Corporation,       )   June 30, 1999
                    the General Partner    )
                  of Nike Securities L.P.  )
                                           )
David J. Allen        Director of Nike     ) Robert M. Porcellino
                  Securities Corporation,  )   Attorney-in-Fact**
                   the General Partner of
                    Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.



                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference to our  firm  under  the  caption
"Experts" and to the use of our report dated June 4, 1999 in this
Post-Effective  Amendment  to  the  Registration  Statement   and
related Prospectus of First Trust Tax-Exempt Trust Series dated June 29, 1999.



                                        ERNST & YOUNG LLP





Chicago, Illinois
June 28, 1999